UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2003

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5524 East Fourth Street, Tucson Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

N/A

(Former name, former address, and former fiscal year, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1    Script of an interview with Fletcher Jay McCusker that will be disseminated at the SunTrust Robinson Humphrey Business & Technology Services Conference to be held on November 13, 2003.

99.2    Slide presentation materials to be used by Fletcher Jay McCusker in his presentation at the SunTrust Robinson Humphrey Business & Technology Services Conference to be held on November 13, 2003.

ITEM 9.    OTHER EVENTS AND REGULATION FD DISCLOSURE AND

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 13, 2003, Fletcher Jay McCusker, Chief Executive Officer of The Providence Service Corporation, will be a presenter at the SunTrust Robinson Humphrey Business & Technology Services Conference in New York, New York. A copy of the script of an interview with Mr. McCusker that will be disseminated to conference attendees and the presentation materials that will be used by Mr. McCusker in his presentation (some of the information included in such presentation material was also presented at the registrant’s earnings call held on November 11, 2003) are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE

CORPORATION

Date: November 12, 2003

By:	/s/ Michael N. Deitch
Michael N. Deitch
Chief Financial Officer